October 20, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services Marine Trust 1999-2
    Registration No. 333-56303-02

On behalf of Distribution Financial Services Marine Trust 1999-2 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-02

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

October 15, 2003
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank Minnesota, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services Marine Trust 1999-2
          October 15, 2003 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2


By:     Wells Fargo Bank Minnesota, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /S/ Melissa Philibert
Title:  Corporate Trust Officer
Date:   October 20, 2003



EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:           10-Oct-03
Determination Date:        14-Oct-03
Monthly Payment Date:      15-Oct-03
Collection Period Ending:  30-Sep-03

I. COLLECTION ACCOUNT SUMMARY

   Principal and Interest Payments Received (including Prepayments)                                                  5,950,126.10
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      459,537.38
   Current Monthly Interest Shortfall/Excess                                                                          -136,980.01
   Recoup of Collection Expenses                                                                                        13,448.77
   Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from Re             0.00
   Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     6,286,132.24

II.SIMPLE INTEREST EXCESS OR SHORTFALLS

   Amount of Interest Payments Due During the Collection Period for Receivables                                        877,328.08
   Amount of Interest Payments Received During the Collection Period                                                 1,014,308.09
   for Receivables
   Amount of Current Month Simple Interest Excess/Shortfall                                                           -136,980.01

IIICALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

   Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%          11,000,002.18
   of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
   Beginning Reserve Account Balance                                                                                11,000,002.18
   Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
   Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principa             0.00
   Reserve Account Investment Earnings                                                                                   6,963.24
   Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance           -6,963.24
   and over-collateralization amounts has been met)
   Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
   Total Ending Reserve Balance                                                                                     11,000,002.18

IV.COLLECTIONS ON RECEIVABLES

a)
   Interest Payments Received                                                                                        1,014,308.09
   Scheduled Principal Payments Received                                                                               830,322.61
   Principal Prepayments Received                                                                                    4,105,495.40
   Total Interest and Principal Payments Received                                                                    5,950,126.10

b)
   Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     459,537.38
   minus  Reasonable Expenses                                                                                                0.00
   Net Liquidation Proceeds                                                                                            459,537.38
   Amount Allocable to Interest                                                                                              0.00
   Amount Allocable to Principal                                                                                       459,537.38

c)
   Amount Allocable to Interest                                                                                              0.00
   Amount Allocable to Principal                                                                                             0.00

                                                                                                                     6,409,663.48
V. CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                   135,933,534.64
   multiplied by Servicer Fee Rate                                                                                          0.50%
   divided by Months per Year                                                                                                  12
                                                                                                                        56,638.97

                                                                                                                         1,041.67


VI.POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
   Initial Pool Balance                                                                                            550,000,109.03
   Pool Balance as of Preceding Accounting Date                                                                    135,933,534.64
   Pool Balance as of the Current Accounting Date                                                                  130,856,777.41
   Age of Pool in Months                                                                                                       53

a.2)
   Aggregate Note Balance as of Preceding Accounting Date                                                          133,214,863.95
   Aggregate Note Balance as of Current Accounting Date                                                            128,239,641.86

b)

        Current Month      Number of Loans      Principal Balance               Percentage
   30-59 Days Delinquent         18                731,299.81                     0.559%
   60-89 Days Delinquent          8                324,011.49                     0.248%
   90-119 Days Delinquent         4                59,529.06                      0.045%
   120+ Days Delinquent           0                   0.00                        0.000%
   Defaults for Current Per       5                140,939.22                     0.108%
   Cumulative Defaults           365             17,682,122.29                    13.513%
   Cumulative Recoveries                          8,986,850.82                    6.868%

   Current Month Realized Losses                                                                                       140,939.22
   Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.026%
   Preceding Realized Losses                                                                                           104,985.55
   Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.019%
   Second Preceding Realized Losses                                                                                    323,016.41
   Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.059%
   Cumulative Realized Losses                                                                                        8,695,271.47
   Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.581%

VIIDISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                       0.23792137
                                                                                                                       0.23316299

a)                                                                                                                      56,638.97
                                                                                                                             0.00

b)
   Class A-1                                                                                                                 0.00
   Class A-2                                                                                                                 0.00
   Class A-3                                                                                                                 0.00
   Class A-4                                                                                                           130,765.67
   Class A-5                                                                                                           299,946.45
   Class B                                                                                                             190,575.00
   Class C                                                                                                             139,516.67

                                                                                              Noteholders' Monthly
                                                                                 Beginning    Principal Distribu     Ending
                                                                                  Balance           Amount           Balance
   Class A-1                                                                            0.00                0.00             0.00
   Class A-2                                                                            0.00                0.00             0.00
   Class A-3                                                                            0.00                0.00             0.00
   Class A-4                                                                   24,215,863.95        4,975,222.09    19,240,641.86
   Class A-5                                                                   53,999,000.00                0.00    53,999,000.00
   Class B                                                                     33,000,000.00                0.00    33,000,000.00
   Class C                                                                     22,000,000.00                0.00    22,000,000.00


c)                                                                                                                     101,535.14
                                                                                                                       391,932.25


VIIPOOL STATISTICS

                                                                                                                            8.35%
                                                                                                                              140


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                         5,792,664.85
Plus:     Trustee Fee                                                                                                    1,041.67

TOTAL WIRE TO CHASE                                                                                                  5,793,706.52

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               493,467.39
